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                                                                    Exhibit 99
                          NATIONSBANK, N.A
         MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1995-A
             DECEMBER 1, 1997 THROUGH DECEMBER 31, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance				                              		$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage			                              			28.11%
    (ii)  Class A-1 Notes Balance		                         				$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage			                              			34.41%
    (ii)  Class A-2 Notes Balance		                        				$104,427,000.00
    (iii) Class A-2 Notes Rate			                                     			5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				33.47%
    (ii)  Class A-3 Notes Balance				                        		$101,576,574.00
    (iii) Class A-3 Notes Rate		                                     				6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage	                          					4.00%
    (ii)  Class B Certificates Balance				                    		$12,137,649.00
    (iii) Class B Certificates Rate		                                 			6.35%
(F) Servicing Fee Rate		                                             				1.00%
(G) Weighted Average Coupon (WAC)				                                  		8.51%
(H) Weighted Average Original Maturity (WAOM)			             			54.09 		months
(I) Weighted Average Remaining Maturity (WAM)		             				42.79 		months
(J) Number of Receivables	                                         					32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage	               					2.00%
    (ii)  Reserve Account Initial Deposit		                  				$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
           if 1.25% loss and delinq triggers hit -
           otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance		            				6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-----------------------------------------------
(A) Total Portfolio Balance					                               	$62,669,663.37
(B) Total Note and Certificate Pool Factor		                     				0.2065298
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance				                                   		$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance		                                   				$0.00
    (ii) Class A-2 Notes Pool Factor			                           			0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance	                          					$50,532,014.37
    (ii) Class A-3 Notes Pool Factor					                           	0.4974770
(F) Class B Certificates
    (i)  Class B Certificates Balance		                     				$12,137,649.00
    (ii) Class B Certificates Pool Factor                            1.0000000
(G) Reserve Account Balance			                                			$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods				             		1,732,957.86
(I) Net Loss Ratio for Second Preceding Period				                     		0.04%
(J) Net Loss Ratio for Preceding Period		                            				0.76%
(K) Delinquency Ratio for Second Preceding Period		                  				1.05%
(L) Delinquency Ratio for Preceding Period			                         			0.84%
(M) Weighted Average Coupon (WAC)			                                  			8.61%
(N) Weighted Average Remaining Maturity (WAM)					             	23.04 		months
(O) Number of Receivables					                                         	12,531

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections			                            			$4,630,140.09
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                                			469,583.37
    (ii)  Repurchased Loan Proceeds Related to Interest		             				0.00
(C) Weighted Average Coupon (WAC)		                                  				8.62%
(D) Weighted Average Remaining Maturity (WAM)			             			22.32 		months
(E) Remaining Number of Receivables		                               				11,968
(F) Delinquent Receivables
                                 		  	 	Dollar Amount 	    	 #  Units
                                        -------------        --------
    (i)  30-59 Days Delinquent				          1,652,846  	2.85% 	   312  		2.61%
    (ii)  60-89 Days Delinquent		           		272,405  	0.47%	     52 	 	0.43%
    (iii) 90 Days or More Delinquent      				213,196  	0.37%	     46   	0.38%

(G) Repossessions
                                    				Dollar Amount      		#  Units
                                        -------------        --------
                                          				247,496 	 0.43%	     35  		0.29%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income                         						$28,394.46
(B) Aggregate Net Losses before Liquidation
     Proceeds and Recoveries for Collection Period			             			62,308.79
(C) Liquidated Receivables Information
    (i)   Not Used		                                                  				0.00
    (ii)  Not Used				                                                  		0.00
    (iii) Recoveries on Previously Liquidated Contracts			        			10,127.05
(D) Aggregate Net Losses for Collection Period			                 			52,181.74
(E) Actual Number of Days in Interest Period			                       			31.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections					                                     	$469,583.37
(B) Not Used		                                                        				0.00
(C) Repurchased Loan Proceeds Related to Interest			                   			0.00
(D) Recoveries from Prior Month Charge Offs			 	                   		10,127.05
(E) Investment Earnings from the Reserve Account			               			28,394.46
(F) Total Interest Collections			                                			508,104.88

Principal:
(G) Principal Payments Received				                            		$4,630,140.09
(H) Not Used			                                                        			0.00
(I) Repurchased Loan Proceeds Related to Principal		                  				0.00
(J) Other Refunds Related to Principal					                              	0.00
(K) Total Principal Collections		                             				4,630,140.09

(L) Total Collections			                                      			$5,138,244.97


II. DISTRIBUTIONS	                                        							Per $1,000 of
-----------------                                    					 			Original Balance
                                                              ----------------
(A) Total Interest Collections			                  			$508,104.88
(B) Servicing Fee 			                               			$52,224.72 	      	0.17

Interest					                                                 			Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		        				$0.00          		0
    (ii)  Class A-1 Notes Monthly Interest Paid
           (after reserve fund draw)				                   		0.00          		0
    (iii) Class A-1 Notes Monthly Interest
                                                      -----------
           Shortfall (after reserve fund draw)	        					$0.00          		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due		        				$0.00          		0
    (ii)  Class A-2 Notes Monthly Interest Paid
           (after reserve fund draw)					                   	0.00          		0
    (iii) Class A-2 Notes Monthly Interest
                                                     ------------
           Shortfall (after reserve fund draw)        						$0.00          		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due			  		$256,871.07   	2.52884167
    (ii)  Class A-3 Notes Monthly Interest Paid
           (after reserve fund draw)				            		256,871.07  		2.52884167
    (iii) Class A-3 Notes Monthly Interest
                                                     -----------
           Shortfall (after reserve fund draw)       						$0.00 	          	0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due 		$64,228.39 		5.291666667
    (ii)  Class B Certificates Monthly Interest Paid
           (after reserve fund draw)				             		64,228.39 		5.291666667
    (iii) Class B Certificates Monthly Interest
                                                     -----------
           Shortfall (after reserve fund draw)		       				$0.00           		0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)		                 				$321,099.46
(H) Excess Interest					                            	$134,780.70

Principal
(I) Total Principal Collections						              $4,630,140.09
(J) Draw on Reserve Fund for realized losses 					    	62,308.79
(K) Total Amount Available for Principal
     Distribution 	                           					$4,692,448.88
                                                               		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		       				0.00           		0
    (ii)  Class A-1 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00           		0
    (iii) Class A-1 Notes Monthly Principal Shortfall
                                                      ----------
           (after reserve fund draw)                  						0.00           		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due			       			0.00           		0
    (ii)  Class A-2 Notes Monthly Principal Paid
           (after reserve fund draw)		                  				0.00 	          	0
    (iii) Class A-2 Notes Monthly Principal Shortfall
                                                     -----------
           (after reserve fund draw)                  						0.00           		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due			 	4,692,448.88 		46.19617196
    (ii)  Class A-3 Notes Monthly Principal Paid
           (after reserve fund draw)		          				4,692,448.88 		46.19617196
    (iii) Class A-3 Notes Monthly Principal
                                                    ------------
           Shortfall (after reserve fund draw)        						0.00           		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					  	0.00           		0
    (ii)  Class B Certificates Monthly Principal Paid
           (after reserve fund draw)	                  					0.00           		0
    (iii) Class B Certificates Monthly Principal
                                                     -----------
           Shortfall (after reserve fund draw)	        					0.00           		0
(P) Total Note and Certificate Principal Paid					 	4,692,448.88
(Q) Total Distributions				                       		5,065,773.06
(R) Excess Servicing Releases from Reserve Account
     to Servicer				                                 		72,471.91
(S) Amount of Draw from Reserve Account				          		62,308.79
(T) Draw from Reserve Account plus Total Available
     Amount					                                   	5,200,553.76

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------     				Beginning	        	End
                                                 				of Period     		of Period
                                                ----------------  ------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		         		$62,669,663.37  	$57,977,214.49
    (ii)   Total Note and Certificate Pool
            Factor			                              	0.2065298      		0.1910657
    (iii)  Class A-1 Notes Balance			                   	0.00           		0.00
    (iv)   Class A-1 Notes Pool Factor			          	0.0000000 	     	0.0000000
    (v)    Class A-2 Notes Balance	                   			0.00           		0.00
    (vi)   Class A-2 Notes Pool Factor	          			0.0000000 	     	0.0000000
    (vii)  Class A-3 Notes Balance		          		50,532,014.37 	 	45,839,565.49
    (viii) Class A-3 Notes Pool Factor	          			0.4974770 	     	0.4512809
    (ix)   Class B Certificates Balance			     	12,137,649.00 	 	12,137,649.00
    (x)    Class B Certificate Pool Factor		      		1.0000000 	     	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)             				8.61%	          	8.62%
    (ii)  Weighted Average Remaining
           Maturity (WAM) 		                  		23.04 	months	  22.32 		months
    (iii) Remaining Number of Receivables			          	12,531 	        	11,968
    (iv)  Portfolio Receivable Balance	     			$62,669,663.37 		$57,977,214.49

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance						                    		$6,068,824.46
(B) Draw for Realized losses						                                 		62,308.79
(C) Draw for Servicing Fee							                                        	0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount						                      		0.00
(F) Draw for Class A-3 Notes Interest Amount				                      				0.00
(G) Draw for Class B Certificates Interest Amount						                 		0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates					 			62,308.79
(I) Excess Interest					                                         			134,780.70
(J) Reserve Account Balance Prior to Release					              			6,141,296.37

(K) Reserve Account Required Amount						                       		6,068,824.46

(L) Final Reserve Account Required Amount						                 		6,068,824.46

(M) Reserve Account Release to Servicer				                      				72,471.91

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds
     and Recoveries for Collection Period					                   			$62,308.79
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			10,127.05
(C) Aggregate Net Losses for Collection Period						               		52,181.74
(D) Net Loss Ratio for Collection Period (annualized)						            		1.04%
(E) Cumulative Net Losses for all Periods							                 	1,785,139.60
(F) Delinquent Receivables
	                               	   		Dollar Amount 	       	#  Units
                                      -------------          --------
    (i)  30-59 Days Delinquent		        		1,652,846   	2.85%     	312 	 	2.61%
    (ii)  60-89 Days Delinquent		         		272,405   	0.47%	      52 	 	0.43%
    (iii) 90 Days or More Delinquent			    	213,196   	0.37%      	46   	0.38%

(G) Repossessions
                                  				Dollar Amount        		#  Units
                                      -------------          ---------
	                                        			247,496   	0.43%      	35  		0.29%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period						                       		0.04%
    (ii) Preceding Collection Period						                             		0.76%
    (iii) Current Collection Period							                              	1.04%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.61%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
     More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	1.05%
    (ii) Preceding Collection Period							                             	0.84%
    (iii) Current Collection Period						                              		0.84%
    (iv) Three Month Average (Avg(i,ii,iii))						                     		0.91%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit





The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.





\s\ Carolyn G. Moore					\s\ Leslie J. Fitzpatrick
--------------------     -------------------------
Carolyn G. Moore			    		Leslie J. Fitzpatrick
Vice President 			     		Senior Vice President


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